Exhibit 99.1

Banzai Announces Listing Transfer to Nasdaq Capital Market Pursuant to Nasdaq Compliance Plan

SEATTLE – November 4, 2024 – Banzai International, Inc. (NASDAQ: BNZI) (“Banzai” or the “Company”), a leading marketing technology company that provides essential marketing and sales solutions, announces that it has received approval from the Listing Qualifications Department of the Nasdaq Stock Market (“Nasdaq”) to transfer their listing to the Nasdaq Capital Market. The Company’s securities were transferred from the Nasdaq Global Market to the Nasdaq Capital Market at the opening of business on October 31, 2024.

The transfer of the Company’s listing to The Nasdaq Capital Market is not expected to have any impact on trading in the Company’s shares, and the Company’s shares will continue to trade on Nasdaq under the symbol BNZI.

On September 19, 2024, the Company had a hearing before the Nasdaq Hearings Panel (the “Panel”) and requested the transfer of its listing, pursuant to a plan to evidence compliance with the requirements for continued listing on The Nasdaq Capital Market. Following the hearing, the Panel granted the Company’s request to transfer its listing to the Nasdaq Capital Market. The Company’s continued listing on The Nasdaq Capital Market is subject to the company fulfilling the continued listing requirements by January 31, 2025.

“We look forward to further growth and development of Banzai on the Nasdaq with the support of our shareholders,” said Joe Davy, Founder and CEO of Banzai. “As we continue to invest in our software platforms and growth, we recently announced a comprehensive initiative aimed at improving our financial position and net income while maintaining a strong growth outlook. With the recent selection of MZ Group as our investor relations partner, we are committed to delivering on our value proposition to shareholders and the investment community.”

About Banzai

Banzai is a marketing technology company that provides essential marketing and sales solutions for businesses of all sizes. On a mission to help their customers achieve their mission, Banzai enables companies of all sizes to target, engage, and measure both new and existing customers more effectively. Banzai customers include Square, Hewlett Packard Enterprise, Thermo Fisher Scientific, Thinkific, Doodle and ActiveCampaign, among thousands of others. Learn more at www.banzai.io. For investors, please visit https://ir.banzai.io.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often use words such as “believe,” “may,” “will,” “estimate,” “target,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “propose,” “plan,” “project,” “forecast,” “predict,” “potential,” “seek,” “future,” “outlook,” and similar variations and expressions. Forward-looking statements are those that do not relate strictly to historical or current facts. Examples of forward-looking statements may include, among others, statements regarding Banzai International, Inc.’s (the “Company’s”): future financial, business and operating performance and goals; annualized recurring revenue and customer retention; ongoing, future or ability to maintain or improve its financial position, cash flows, and liquidity and its expected financial needs; potential financing and ability to obtain financing; acquisition strategy and proposed acquisitions and, if completed, their potential success and financial contributions; strategy and strategic goals, including being able to capitalize on opportunities; expectations relating to the Company’s industry, outlook and market trends; total addressable market and serviceable addressable market and related projections; plans, strategies and expectations for retaining existing or acquiring new customers, increasing revenue and executing growth initiatives; and product areas of focus and additional products that may be sold in the future. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Forward-looking statements are not guarantees of future performance, and our actual results of operations, financial condition and liquidity and development of the industry in which the Company operates may differ materially from those made in or suggested by the forward-looking statements. Therefore, investors should not rely on any of these forward-looking statements. Factors that may cause actual results to differ materially include changes in the markets in which the Company operates, customer demand, the financial markets, economic, business and regulatory and other factors, such as the Company’s ability to execute on its strategy. More detailed information about risk factors can be found in the Company’s Annual Report on Form 10-K and the Company’s Quarterly Reports on Form 10-Q under the heading “Risk Factors,” and in other reports filed by the Company, including reports on Form 8-K. The Company does not undertake any duty to update forward-looking statements after the date of this press release.

Investor Relations

Chris Tyson

Executive Vice President

MZ Group - MZ North America

949-491-8235

BNZI@mzgroup.us

www.mzgroup.us

Media

Rachel Meyrowitz

Director, Demand Generation, Banzai

media@banzai.io